Corporate Reorganization	12 Months Ended
Dec. 31, 2011
Corporate Reorganization

(7) Corporate Reorganization

Eloqua Corporation was incorporated on January 11, 2000 under the laws of Ontario, Canada. On March 16, 2005, Eloqua Corporation completed its Series A financing and issued 12,124,650 shares of Class A Preferred Shares for net proceeds of approximately $4,668,000.

In December 2005, Eloqua Corporation raised approximately $13.1 million in a Series B financing. One of the requirements of this financing was that Eloqua Corporation would reorganize itself such that the Series B investment was being made into a parent company that was a Delaware corporation.

The Company was incorporated as a new Delaware corporation, under the name Eloqua Limited, on June 9, 2006 and pursuant to a series of transactions occurring on August 22, 2006, Eloqua Corporation was reconstituted on a tax-free basis as Eloqua Limited with Eloqua Corporation becoming its subsidiary.

Immediately following the reorganization, the Class A Preferred Shares of Eloqua Corporation were reconstituted as Series A Preferred Stock of the Company. Each common shareholder of Eloqua Corporation possessed exchangeable common shares of Eloqua Corporation, which are exchangeable under certain circumstances into designated shares of the Company, and a pro rata interest in a trust. The trust holds one share of Special Voting Stock of the Company which represents the number of votes in the Company’s common stock equal to the number of outstanding exchangeable common shares of Eloqua Corporation held by the trust.